UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 7, 2014

Hipcricket, Inc.
(Exact name of registrant as specified in Charter)

Delaware	333-57818	20-0122076
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

110 110th Avenue NE
Bellevue, WA  98004
(Address of Principal Executive Offices)

(855) 423-5433
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment amends and restates in its entirety the Company’s Current Report on Form 8-K furnished to the Securities and Exchange Commission January 7, 2014 (the “Original Form 8-K”).  The press release dated January 7, 2014 attached to the Original Form 8-K as Exhibit 99.1 contained formatting errors in the line item descriptions on the Consolidated Statements of Operations for the three and nine months ended November 30, 2013.  The press release issued over the wire services did not contain this formatting error and was in correct form.

Item 2.02                      Results of Operations and Financial Condition

On January 7, 2014, Hipcricket, Inc. issued a press release announcing the results of its operations for the third quarter ended November 30, 2013.  The full text of the press release is attached as an exhibit to this report.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

No.           Description
99.1          Press Release issued January 7, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Hipcricket, Inc.
(Registrant)

Date: January 8, 2014	By:	/s/ Thomas J. Virgin
Thomas J. Virgin
Chief Financial Officer